HSBC FUNDS
HSBC Emerging Markets Debt Fund
HSBC Emerging Markets Local Debt Fund
HSBC Total Return Fund
(the “Funds”)

Supplement dated May 18, 2015
to the Prospectus and Statement of Additional Information (“SAI”)
dated February 27, 2015

Effective May 18, 2015, Phil Yuhn will no longer serve as a portfolio manager to the Funds and all references to Mr. Yuhn will be removed from the Funds’ Prospectus and SAI.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE